Share Capital - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Jul. 31, 2020	Oct. 31, 2019
Disclosure of Basel III captial disclosure [line items]
CET1 capital	$ 30,202	$ 27,707
Tier 1 capital	33,350	30,851
Total capital	39,640	35,854
Total risk-weighted assets (RWA)	$ 256,683	$ 239,863
CET1 ratio	11.80%	11.60%
Tier 1 capital ratio	13.00%	12.90%
Total capital ratio	15.40%	15.00%
Leverage ratio exposure	$ 724,111	$ 714,343
Leverage ratio	4.60%	4.30%